Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Basis of Presentation and Significant Accounting Policies [Abstract]
Basis Of Presentation And Significant Accounting Policies

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Vornado and its consolidated subsidiaries, including the Operating Partnership. All inter-company amounts have been eliminated. Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The Company reclassified $37,929,000, $32,866,000 and $20,892,000 related to signage revenue from “fee and other income” to “property rentals” for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company reclassified the financial results for those retail assets that were placed into discontinued operations which primarily consisted of the 79 strip shopping centers, three malls, and a warehouse park which were spun off to UE on January 15, 2015 as  well as certain other retail assets not included in the UE spin off but were determined to be part of the strategic shift in the Company's business under the adoption of ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, in the first quarter of 2015.

Recently Issued Accounting Literature

In April 2014, the Financial Accounting Standards Board (“FASB”) issued an update (“ASU 2014-08”) Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity to ASC Topic 205, Presentation of Financial Statements and ASC Topic 360, Property Plant and Equipment. Under ASU 2014-08, only disposals that represent a strategic shift that has (or will have) a major effect on the entity's results and operations would qualify as discontinued operations. In addition, ASU 2014-08 expands the disclosure requirements for disposals that meet the definition of a discontinued operation and requires entities to disclose information about disposals of individually significant components that do not meet the definition of discontinued operations. ASU 2014-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2014. Upon adoption of this standard, individual properties sold in the ordinary course of business are not expected to qualify as discontinued operations. The financial results of our strip shopping centers and malls, which were spun off to UE on January 15, 2015, will be treated as a discontinued operation in the first quarter of 2015.

In May 2014, the FASB issued an update ("ASU 2014-09") establishing ASC Topic 606, Revenue from Contracts with Customers. ASU 2014-09 establishes a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most of the existing revenue recognition guidance. ASU 2014-09 requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services and also requires certain additional disclosures. ASU 2014-09 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2016. We are currently evaluating the impact of the adoption of ASU 2014-09 on our consolidated financial statements.

In June 2014, the FASB issued an update (“ASU 2014-12”) to ASC Topic 718, Compensation – Stock Compensation. ASU 2014-12 requires an entity to treat performance targets that can be met after the requisite service period of a share based award has ended, as a performance condition that affects vesting. ASU 2014-12 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. We are currently evaluating the impact of the adoption of ASU 2014-12 on our consolidated financial statements.

2. Basis of Presentation and Significant Accounting Policies - continued

Significant Accounting Policies

Real Estate: Real estate is carried at cost, net of accumulated depreciation and amortization. Betterments, major renewals and certain costs directly related to the improvement and leasing of real estate are capitalized. Maintenance and repairs are expensed as incurred. For redevelopment of existing operating properties, the net book value of the existing property under redevelopment plus the cost for the construction and improvements incurred in connection with the redevelopment are capitalized to the extent the capitalized costs of the property do not exceed the estimated fair value of the redeveloped property when complete. If the cost of the redeveloped property, including the net book value of the existing property, exceeds the estimated fair value of redeveloped property, the excess is charged to expense. Depreciation is recognized on a straight-line basis over estimated useful lives which range from 7 to 40 years. Tenant allowances are amortized on a straight-line basis over the lives of the related leases, which approximate the useful lives of the assets. Additions to real estate include interest and debt expense capitalized during construction of $62,786,000 and $42,303,000 for the years ended December 31, 2014 and 2013, respectively.

Upon the acquisition of real estate, we assess the fair value of acquired assets (including land, buildings and improvements, identified intangibles, such as acquired above and below-market leases, acquired in-place leases and tenant relationships) and acquired liabilities and we allocate the purchase price based on these assessments. We assess fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including historical operating results, known trends, and market/economic conditions. We record acquired intangible assets (including acquired above-market leases, acquired in-place leases and tenant relationships) and acquired intangible liabilities (including below–market leases) at their estimated fair value separate and apart from goodwill. We amortize identified intangibles that have finite lives over the period they are expected to contribute directly or indirectly to the future cash flows of the property or business acquired.

Our properties, including any related intangible assets, are individually reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment exists when the carrying amount of an asset exceeds the aggregate projected future cash flows over the anticipated holding period on an undiscounted basis. An impairment loss is measured based on the excess of the property's carrying amount over its estimated fair value. Impairment analyses are based on our current plans, intended holding periods and available market information at the time the analyses are prepared. If our estimates of the projected future cash flows, anticipated holding periods, or market conditions change, our evaluation of impairment losses may be different and such differences could be material to our consolidated financial statements. The evaluation of anticipated cash flows is subjective and is based, in part, on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results. Plans to hold properties over longer periods decrease the likelihood of recording impairment losses.

The table below summarizes impairment losses and acquisition related costs in the years ended December 31, 2014, 2013 and 2012.

(Amounts in thousands)	For the Year Ended December 31,
	2014	2013		2012
Impairment losses	$-	$-		$6,138
Acquisition related costs	18,435	24,857	(1)	11,248
	$18,435	$24,857		$17,386

(1)	Includes a $10,949 prepayment penalty in connection with the repayment of the mortgage loan upon the acquisition of 655 Fifth Avenue.

2. Basis of Presentation and Significant Accounting Policies – continued

Partially Owned Entities: We consolidate entities in which we have a controlling financial interest. In determining whether we have a controlling financial interest in a partially owned entity and the requirement to consolidate the accounts of that entity, we consider factors such as ownership interest, board representation, management representation, authority to make decisions, and contractual and substantive participating rights of the partners/members as well as whether the entity is a variable interest entity (“VIE”) and we are the primary beneficiary. We are deemed to be the primary beneficiary of a VIE when we have (i) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. We generally do not control a partially owned entity if the entity is not considered a VIE and the approval of all of the partners/members is contractually required with respect to major decisions, such as operating and capital budgets, the sale, exchange or other disposition of real property, the hiring of a chief executive officer, the commencement, compromise or settlement of any lawsuit, legal proceeding or arbitration or the placement of new or additional financing secured by assets of the venture. We account for investments under the equity method when the requirements for consolidation are not met, and we have significant influence over the operations of the investee. Equity method investments are initially recorded at cost and subsequently adjusted for our share of net income or loss and cash contributions and distributions each period. Investments that do not qualify for consolidation or equity method accounting are accounted for on the cost method.

Investments in partially owned entities are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is measured based on the excess of the carrying amount of an investment over its estimated fair value. Impairment analyses are based on current plans, intended holding periods and available information at the time the analyses are prepared. In the years ended December 31, 2014, 2013 and 2012, we recognized non-cash impairment losses on investments in partially owned entities, aggregating $85,459,000, $281,098,000 and $44,936,000, respectively. Included in these amounts are $75,196,000, $240,757,000 and $40,000,000 of impairment losses related to our investment in Toys in 2014, 2013 and 2012, respectively.

Mortgage and Mezzanine Loans Receivable: We invest in mortgage and mezzanine loans of entities that have significant real estate assets. These investments are either secured by the real property or by pledges of the equity interests of the entities owning the underlying real estate. We record these investments at the stated principal amount net of any unamortized discount or premium. We accrete or amortize any discount or premium over the life of the related receivable utilizing the effective interest method or straight-line method, if the result is not materially different. We evaluate the collectibility of both interest and principal of each of our loans whenever events or changes in circumstances indicate such amounts may not be recoverable. A loan is impaired when it is probable that we will be unable to collect all amounts due according to the existing contractual terms. When a loan is impaired, the amount of the loss accrual is calculated by comparing the carrying amount of the investment to the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, to the value of the collateral if the loan is collateral dependent. Interest on impaired loans is recognized when received in cash. Mortgage and mezzanine loans receivable are included in “other assets” on our consolidated balance sheets.

Cash and Cash Equivalents: Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less and are carried at cost, which approximates fair value due to their short-term maturities. The majority of our cash and cash equivalents consists of (i) deposits at major commercial banks, which may at times exceed the Federal Deposit Insurance Corporation limit, (ii) United States Treasury Bills, and (iii) Certificate of Deposits placed through an Account Registry Service (“CDARS”). To date, we have not experienced any losses on our invested cash.

Restricted Cash: Restricted cash consists of security deposits, cash restricted for the purposes of facilitating a Section 1031 Like-Kind exchange, cash restricted in connection with our deferred compensation plan and cash escrowed under loan agreements for debt service, real estate taxes, property insurance and capital improvements.

2. Basis of Presentation and Significant Accounting Policies – continued

Allowance for Doubtful Accounts: We periodically evaluate the collectibility of amounts due from tenants and maintain an allowance for doubtful accounts for estimated losses resulting from the inability of tenants to make required payments under the lease agreements. We also maintain an allowance for receivables arising from the straight-lining of rents. This receivable arises from earnings recognized in excess of amounts currently due under the lease agreements. Management exercises judgment in establishing these allowances and considers payment history and current credit status in developing these estimates. As of December 31, 2014 and 2013, we had $12,210,000 and $14,519,000, respectively, in allowances for doubtful accounts. In addition, as of December 31, 2014 and 2013, we had $3,188,000 and $4,355,000, respectively, in allowances for receivables arising from the straight-lining of rents.

Deferred Charges: Direct financing costs are deferred and amortized over the terms of the related agreements as a component of interest expense. Direct costs related to successful leasing activities are capitalized and amortized on a straight line basis over the lives of the related leases. All other deferred charges are amortized on a straight line basis, which approximates the effective interest rate method, in accordance with the terms of the agreements to which they relate.

Revenue Recognition: We have the following revenue sources and revenue recognition policies:

•       Base Rent — income arising from tenant leases. These rents are recognized over the non-cancelable term of the related leases on a straight-line basis which includes the effects of rent steps and rent abatements under the leases. We commence rental revenue recognition when the tenant takes possession of the leased space and the leased space is substantially ready for its intended use. In addition, in circumstances where we provide a tenant improvement allowance for improvements that are owned by the tenant, we recognize the allowance as a reduction of rental revenue on a straight-line basis over the term of the lease.

•       Percentage Rent — income arising from retail tenant leases that is contingent upon tenant sales exceeding defined thresholds. These rents are recognized only after the contingency has been removed (i.e., when tenant sales thresholds have been achieved).

•       Hotel Revenue — income arising from the operation of the Hotel Pennsylvania which consists of rooms revenue, food and beverage revenue, and banquet revenue. Income is recognized when rooms are occupied. Food and beverage and banquet revenue is recognized when the services have been rendered.

•       Trade Shows Revenue — income arising from the operation of trade shows, including rentals of booths. This revenue is recognized when the trade shows have occurred.

•       Expense Reimbursements — revenue arising from tenant leases which provide for the recovery of all or a portion of the operating expenses and real estate taxes of the respective property. This revenue is accrued in the same periods as the expenses are incurred.

•       Management, Leasing and Other Fees — income arising from contractual agreements with third parties or with partially owned entities. This revenue is recognized as the related services are performed under the respective agreements.

•       Cleveland Medical Mart — revenue arising from the development of the Cleveland Medical Mart. This revenue was recognized as the related services were performed under the respective agreements using the criteria set forth in ASC 605-25, Multiple Element Arrangements

2. Basis of Presentation and Significant Accounting Policies – continued

Derivative Instruments and Hedging Activities: ASC 815, Derivatives and Hedging, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. As of December 31, 2014 and 2013, our derivative instruments consisted of an interest rate cap and an interest rate swap. We record all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative and the resulting designation. Derivatives used to hedge the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives used to hedge the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges.

For derivatives designated as fair value hedges, changes in the fair value of the derivative and the hedged item related to the hedged risk are recognized in earnings. For derivatives designated as cash flow hedges, the effective portion of changes in the fair value of the derivative is initially reported in other comprehensive income (loss) (outside of earnings) and subsequently reclassified to earnings when the hedged transaction affects earnings, and the ineffective portion of changes in the fair value of the derivative is recognized directly in earnings. We assess the effectiveness of each hedging relationship by comparing the changes in fair value or cash flows of the derivative hedging instrument with the changes in fair value or cash flows of the designated hedged item or transaction. For derivatives not designated as hedges, changes in fair value are recognized in earnings.

Income Taxes: We operate in a manner intended to enable us to continue to qualify as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. Under those sections, a REIT which distributes at least 90% of its REIT taxable income as a dividend to its shareholders each year and which meets certain other conditions will not be taxed on that portion of its taxable income which is distributed to its shareholders. We distribute to our shareholders 100% of our taxable income and therefore, no provision for Federal income taxes is required. Dividends distributed for the years ended December 31, 2014 and 2013, were characterized, for federal income tax purposes, as ordinary income. Dividend distributions for the year ended December 31, 2012, were characterized, for Federal income tax purposes, as 62.7% ordinary income and 37.3% long-term capital gain.

We have elected to treat certain consolidated subsidiaries, and may in the future elect to treat newly formed subsidiaries, as taxable REIT subsidiaries pursuant to an amendment to the Internal Revenue Code that became effective January 1, 2001. Taxable REIT subsidiaries may participate in non-real estate related activities and/or perform non-customary services for tenants and are subject to Federal and State income tax at regular corporate tax rates. Our taxable REIT subsidiaries had a combined current income tax expense of approximately $10,777,000, $9,608,000 and $20,336,000 for the years ended December 31, 2014, 2013 and 2012, respectively, and have immaterial differences between the financial reporting and tax basis of assets and liabilities.

At December 31, 2014 and 2013, we had deferred tax assets from our taxable REIT subsidiaries of $94,100,000 and $87,800,000, respectively, against which we have recorded a full valuation allowance because we have not determined that it is more likely than not that we will realize these net operating loss carryforwards which expire in 2034. The year over year change in the valuation allowance relates to an increase in the net operating loss carryforwards.

The following table reconciles net income attributable to common shareholders to estimated taxable income for the years ended December 31, 2014, 2013 and 2012.

(Amounts in thousands)	For the Year Ended December 31,
	2014	2013	2012
Net income attributable to common shareholders	$783,388	$392,034	$549,271
Book to tax differences (unaudited):
Depreciation and amortization	219,403	155,401	205,155
Impairment losses on marketable equity securities	-	37,236	211,328
Straight-line rent adjustments	(77,526)	(64,811)	(64,679)
Earnings of partially owned entities	71,960	339,376	(60,049)
Stock options	(9,566)	4,884	(28,701)
Sale of real estate	(477,061)	(324,936)	(123,905)
Derivatives	-	31,578	71,228
Other, net	1,260	4,608	17,080
Estimated taxable income (unaudited)	$511,858	$575,370	$776,728

The net basis of our assets and liabilities for tax reporting purposes is approximately $3.6 billion lower than the amounts reported in our consolidated balance sheet at December 31, 2014.